UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 1, 2014

SUMMIT HOTEL PROPERTIES, INC. (Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
(512) 538-2300
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 1, 2014, the Company issued a press release announcing that its Board of Directors has declared cash dividends per share of its common and preferred shares and per common unit of the Company’s operating partnership.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued August 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Senior Vice President, General Counsel,
Date:	August 1, 2014		Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 1, 2014.